UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
____________________________
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
December 17, 2012
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RAINMAKER SYSTEMS, INC.
(Exact name of registrant as specified in its charter)
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Delaware
(State or other jurisdiction of incorporation)
000-28009	33-0442860
(Commission File Number)	(IRS Employer Identification No.)
900 East Hamilton Ave. Campbell, CA	95008
(Address of principal executive offices)	(Zip Code)
(408) 626-3800
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report.)
____________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant's Business and Operation
Item 1.01 - Entry into a Material Definitive Agreement.
Section 2 - Financial Information
Item 2.01 - Completion of Acquisition or Disposition of Assets.
The following information is being filed pursuant to both Item 1.01 and 2.01.
On December 17, 2012, Rainmaker Systems, Inc. (the "Company" or "Seller") and Rainmaker Systems, Ltd. completed a Stock Purchase Agreement (the "Stock Purchase Agreement") with Shore Solutions Inc. (the "Purchaser") pursuant to which the Company agreed to sell the Company's Manila-based operations of Rainmaker Systems, Ltd. and its wholly owned subsidiary, Rainmaker Asia, Inc. (together "Manila" or "RSL"). Pursuant to the Stock Purchase Agreement, the Purchaser agreed to acquire 100% of the issued and outstanding stock of RSL.
Per the Stock Purchase Agreement, the Company received an initial cash payment (the "Closing Payment") upon execution of the agreement of $845,000. In addition to the Closing Payment, the Company may receive additional contingent consideration based on multiple earn-out provisions included within the agreement. The earn-out calculations provide the Company the ability to receive additional consideration of $300,000 at target plus a nominal percentage of certain revenues of RSL during the period from January 1, 2013 through December 31, 2015.
The Company and Purchaser have also signed an agreement to continue RSL's delivery of call center services to the Company until December 31, 2013, extending to December 15, 2015 upon the execution of an additional services agreement, providing for no anticipated disruption of services to the Company's current customers.
The Company will be requesting confidential treatment for certain portions of the Stock Purchase Agreement and intends to file a redacted copy of the Stock Purchase Agreement with its Form 10-K for the fiscal year ending December 31, 2012.

Section 9 – Financial Statements and Exhibits
Item 9.01 – Financial Statements and Exhibits.

(b)	Pro Forma Financial Information.
The unaudited pro forma consolidated balance sheet as of September 30, 2012 and unaudited pro forma consolidated statements of operations for the fiscal years ended December 31, 2011 and 2010, in each case giving effect to the sale of RSL, are filed as Exhibit 99.1 to this Form 8-K and are incorporated by reference herein.

(d)	Exhibits.

Exhibit No.	Description

99.1
Unaudited pro forma consolidated balance sheet of Rainmaker Systems, Inc. as of September 30, 2012; unaudited pro forma consolidated statements of operations of Rainmaker Systems, Inc. for the years ended December 31, 2011 and 2010; and notes related thereto.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RAINMAKER SYSTEMS, INC.
(Registrant)

December 21, 2012	/s/ Timothy Burns
Date	(Signature)
By: Timothy Burns
Title: Chief Financial Officer